Tikatok Acquisition	12 Months Ended
Apr. 30, 2011
Tikatok Acquisition
Tikatok Acquisition
13.	Tikatok Acquisition

On September 24, 2009, the Company acquired the assets of Tikatok Inc. (Tikatok) for $2,305 in cash. Tikatok is an online platform where parents and their children and others can write, illustrate, and publish stories into hardcover and paperback books. On its website, Tikatok makes available, among other things, its patent-pending StorySparks™ system, which helps to walk children through the process of creating and writing stories and expands the Company's reach to additional parents, educators and librarians. In addition to the closing purchase price, the Company has made and may make bonus and/or earn out payments if certain performance targets are met over the four years following the acquisition.

The Tikatok acquisition was accounted for as a business purchase pursuant to ASC 805. In accordance with ASC 805-20, the purchase price has been allocated to assets based on their estimated fair value at the acquisition date. The following table represents the allocation of the purchase price to the acquired net assets and resulting adjustment to goodwill:

Cash Paid	$2,305

Allocation of purchase price:
Current assets	$46
Trade name	70
Technology	240
Non-current assets	2
Goodwill	1,947

Total assets acquired	$2,305
Liabilities assumed	—

$2,305

Acquired intangible assets consisted of the trade name and technology. The trade name is being amortized on a straight-line basis over three years. Acquired technology is being amortized on a straight-line basis over five years. The goodwill recognized is expected to be deductible for income tax purposes.

The results of operations for the period subsequent to the Tikatok acquisition are included in the consolidated financial statements. The pro forma effect assuming the acquisition of Tikatok at the beginning of the transition period is not material.